UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

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Preliminary Information Statement

[  ]

Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

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Definitive Information Statement

KNIGHT CAPITAL CORP

(Name of Registrant As Specified In Its Charter)

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$125.00 per Exchange Act Rule 0-11(c)(1)(ii) or 14c-5(g) and 0-11

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Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

1.

Title of each class of securities to which transaction applies:

_________________________________________________________________

2.

Aggregate number of securities to which transaction applies:

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3.

Per unit price or other underlying value of transaction computed pursuant to Exchange

            Act Rule 0-11

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4.

Proposed maximum aggregate value of transaction

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Total fee paid

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

KNIGHT CAPITAL CORP

1175 Osage, Suite 204

Denver, CO 80204

INFORMATION STATEMENT

PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934,

AS AMENDED, AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

INTRODUCTION

Pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended, and regulation 14C and Schedule C thereunder, this notice and information statement (the “Information Statement”) will be mailed out on or about April 11, 2011 (the “Mailing Date”) to the shareholders of record, as of March 23, 2011 (the “Record Date”), of Knight Capital Corp (hereinafter referred to as “we,” “us,” “our,” or the “Company”), a Colorado corporation. This Information Statement is being circulated to advise the shareholders of an action already approved and taken without a meeting by written consent of shareholders holding a majority of the voting power of our common stock. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals set forth herein will not be effective until 20 days after the date this Information Statement is mailed to the shareholders; the Company anticipates that the proposal will become effective on or about May 2, 2011 (the “Effective Date”).

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

The action to be effective twenty days after the mailing of this Information Statement are as follows:

An amendment to the Company’s Articles of Incorporation to change its name to:

 Xian Resources, Ltd.

Attached hereto for your review is an Information Statement relating to the above-described action. Please read this Information Statement carefully. It describes the essential terms of the amendment to the Company’s Articles of Incorporation. Additional information about the Company is contained in its reports filed with the United States Securities and Exchange Commission (the “SEC”). These reports, their accompanying exhibits and other documents filed with the SEC may be inspected without charge at the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Copies of such material may also be obtained from the SEC at prescribed rates. The SEC also maintains a Web site that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of these reports may be obtained from the SEC’s EDGAR archives at http://www.sec.gov/index.htm.

THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO SHAREHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

TO OUR SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the following actions were taken pursuant to a Written Consent of   shareholders holding more than a majority of the Company’s issued and outstanding shares:

(1)

An amendment to the Company’s Articles of incorporation to change its name to “Xian Resources, Ltd.”  to be effective as of 20 days after the date this Information Statement is mailed to the Company’s shareholders.

The Board of Directors has fixed the close of business on March 23, 2011 as the Record Date for determining the Shareholders entitled to notice of the foregoing corporate action.

This Information Statement has been prepared by our management, and the entire cost of furnishing this Information Statement will be borne by us.  We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO SHAREHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

Shareholders of record at the close of business on March 23, 2011, are entitled to notice of the foregoing action to be effective on or about May 2, 2011. Each share of our common stock entitles its holder to one vote on each matter submitted to the shareholders. However, because shareholders holding a majority of the voting rights of all outstanding shares of common stock as of the Record Date voted in favor of the foregoing action by written consent, and have sufficient voting power to approve such proposal through their ownership of the common stock, no other consents will be solicited in connection with this Information Statement. Only one Information Statement shall be delivered to multiple security holders sharing an address, unless contrary instructions have been received by the Company from one or more security holders. The Company will deliver, promptly upon written or oral request, a separate copy of the Information Statement, to a security holder at a shared address to which a single copy was delivered and will provide instructions to any such security holder as to how they can notify the Company of their wish to receive a separate copy.

The elimination of the need for a meeting of shareholders to approve this action is made possible by provisions of the Colorado Business Corporation Act which provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a meeting. In order to eliminate the costs involved in holding a special meeting of our shareholders, our Board of Directors voted to utilize the written consent of the holder of a majority interest of our voting securities. This Information Statement is circulated to advise the shareholders of action already approved by written consent of the shareholder who holds a majority of the voting power of our capital stock.

March 30, 2011

By Order of the Board of Directors,
/s/ Jay Lutsky
Jay Lutsky, CEO

STATEMENTS REGARDING FORWARD LOOKING INFORMATION

THIS INFORMATION STATEMENT AND THE DOCUMENTS INCORPORATED IN THIS DOCUMENT BY REFERENCE CONTAIN FORWARD-LOOKING STATEMENTS WITHIN THE “SAFE HARBOR” PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 WITH RESPECT TO OUR FINANCIAL CONDITION AND RESULTS OF OPERATIONS AND BUSINESS.  WORDS SUCH AS “ANTICIPATES,” “EXPECTS,” “INTENDS,” “PLANS,” “BELIEVES,” “SEEKS,” “ESTIMATES” AND SIMILAR EXPRESSIONS IDENTIFY FORWARD-LOOKING STATEMENTS.  THESE FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE RESULTS CONTEMPLATED BY THE FORWARD-LOOKING STATEMENTS.

CURRENT INFORMATION ABOUT THE COMPANY

THE COMPANY

Knight Capital Corp was incorporated under the laws of the State of Colorado on May 22, 2008. To date, the Company's only activities have been organizational ones, directed at developing its business plan and raising its initial capital. The Company has not commenced any commercial operations. The Company has no full-time employees and owns no real estate.  The Company is currently a "shell" company with no or nominal operations and no or nominal assets. The Company’s current business plan is to identify, evaluate and investigate various companies with the intent that, if such investigation warrants, a reverse merger transaction or other business arrangement be negotiated and completed pursuant to which the Company would acquire a target company with an operating business, with the intent of continuing the acquired company's business as a publicly held entity. The Company has limited capital with which to provide the owners of the target company with any significant cash or other assets and, as such, the Company will only be able to offer owners of a target company the opportunity to acquire a controlling ownership interest in the Company.

CURRENT DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the names and ages of the current directors and executive officers of the Company, the principal positions with the Company held by such persons and the date such persons became a director or executive officer. The executive officers are elected annually by the Board of Directors. The directors serve one year terms or until their successors are elected.

The directors and executive officers currently serving the Company are as follows:

Name	Age	Positions held
Jay Lutsky	68	Chief Executive Officer, Chief Financial Officer, and Director

Biographical Information

Jay Lutsky -  Since May of 1980, Mr. Lutsky has done business as Dolphin & Associates, a private consulting firm that is a sole proprietorship. In addition to serving as an officer and director of the Company, Mr. Lutsky also currently serves as Chief Executive Officer, Chief Financial Officer and Director of IBI Acquisitions, Inc., a Colorado corporation. He earned a Bachelor of Science degree in 1967 from Kent State University.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 23, 2011, certain information with respect to the common stock beneficially owned by (i) each director, nominee to the Board of Directors and executive officer of the Company; (ii) each person who owns beneficially more than 5% of the common stock; and (iii) all directors and executive officers as a group:

Title and Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of class
Common	Jay Lutsky (1) 4807 South Zang Way Morrison, CO 80465	54,168 (2)	4.1%
Common	Trout Trading Company 1175 Osage, Suite 204 Denver, CO 80204	427,000	32.35%
Common	ZENG, Mei Ying Bo Lian Company, 4th Floor, Shajing Bu Chung Community Shajing Street, Bao An District Shenzen City, Guangdong Province 518104, PRC	125,400	9.5%
Common	CHEN, Shao Xing Room 2002, Community Hao Jing Cheng Shajing BuChong Community Shajing Street, Bao An District Shenzen City, Guangdong Province 518104, PRC	125,400	9.5%
Common	ZENG, Guo Ji No.6 Lane One, Da Chung Gi Road XinQiao Community Shajing Street, Bao An District Shenzen City, Guangdong Province 518125, PRC	125,400	9.5%
Common	JIANG, Hui Fang No. 6 South District, Bu Chung Community Shajing Street, Bao An District Shenzen City, Guangdong Province 518104, PRC	125,400	9.5%
Common	ZENG, Chen Ti No. 5 Lane 4, XinQiao Community Tian Ming Shajing Street, Bao An District Shenzen City, Guangdong Province 518125, PRC	125,400	9.5%
Common	All Directors and executive officers (1 persons)	54,168	4.1%

(1)

The person listed is currently an officer, a director, or both, of the Company.

(2)

 Includes 54,168 shares registered in the name of Donna Lutsky, the spouse of Mr. Lutsky.  Mr. Lutsky disclaims ownership of the shares registered in the name of Donna Lutsky.

ACTIONS BY THE BOARD OF DIRECTORS AND CONSENTING SHAREHOLDERS

In accordance with Section 7-108-202 of the Colorado Business Corporations Act, on March 23, 2011, our Board of Directors, believing it to be in the best interests of the Company and its stockholders, approved the adoption of an amendment to the Company’s Articles of Incorporation to change the Company’s name to Xian Resources, Ltd, and authorized the proposed amendment to be submitted to the Company’s shareholders for approval.  In accordance with Section 7-107-104 of the Colorado Business Corporation Act, on March 23, 2011, the proposed Amendment was approved by shareholders holding more than a majority of the Company’s issued and outstanding shares.

Background

On or about March 15, 2011, the Company received communication from Knight Capital Group, Inc., a Delaware corporation, claiming a potential tradename or trademark violation as a result of the Company’s use of the name Knight Capital Corp.  Because of the fact the Company has not commenced business operations and currently remains in the development stage, the Board of Directors determined, without attempting to assess the validity of the claims asserted by Knight Capital Group, Inc., that it was in the best interests of the Company and its shareholders to avoid any potential claims relating to tradename or trademark violations by adopting an amendment to the Company’s Articles of Incorporation to change the Company’s name.

Description of Amendment

The Amendment will result in the name of the Company being changed from “Knight Capital Corp,” to “Xian Resources, Ltd.”   The name change is reflected in the form of Amendment to Articles of Incorporation which is attached hereto as Exhibit A, and incorporated herein by reference.

Approval by Stockholders

Pursuant to the Company’s Bylaws and the Colorado Business Corporations Act, a vote by the holders of at least a majority of the outstanding shares of common stock of the Company entitled to vote (the “Voting Shares”) is required to approve an amendment to the Company’s Articles of Incorporation.   In order to obtain the required approval of our stockholders, we could either convene a special meeting of the shareholders for the specific purpose of voting on the proposed Amendment, or we could obtain written consent from the holders of a majority of our issued and outstanding voting securities. In order to eliminate the costs and management time involved in holding a special meeting, our Board of Directors voted to utilize the written consent of the holders of a majority in interest of our Common Stock.  The elimination of the need for a special meeting of stockholders to approve the Amendment is made possible by Section 7-107-104(b) of the Colorado Business Corporation Act which provides that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if stockholders holding at least a majority of the voting power of the company execute a written consent approving such action.  The Record Date for purposes of determining the number of outstanding shares of our common stock entitled to vote on the Amendment was March 23, 2011.

As of the Record Date, the Company had 1,320,000 Voting Shares issued and outstanding, consisting entirely of common stock, which for voting purposes are entitled to one vote per share. The consenting shareholders are the record and beneficial owners of 1,054,000 shares of the Company’s common stock, which represents approximately 79.85% of the total number of Voting Shares. Pursuant to Section 7-107-104(b) of the Colorado Business Corporation Act, the consenting shareholders voted in favor of the action described herein in written consents, dated March 23. 2011.

No Dissenter’s or Appraisal Rights

Stockholders who did not consent to the Amendment are not entitled to the dissenter’s or appraisal rights provided in Section 7-113-102 of the Colorado Business Corporation Act.

Effective Date

Pursuant to the rules and regulations promulgated by the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), an Information Statement must be sent to the holders of voting stock who do not sign the written consent at least 20 days prior to the effective date of any corporate action taken or authorized pursuant to the consent of the Company’s stockholders.  Accordingly, the amendment of the Company’s Articles of Incorporation will be effective no sooner than 20 days after the date this Information Statement is first mailed to our stockholders.  The Company anticipates that the Amendment will be effective on approximately May 2, 2011.

THE AMENDMENT HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF THE AMENDMENT NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT.  ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE AMENDMENT AND ITS EFFECT AND TO PROVIDE YOU WITH INFORMATION ABOUT THE AMENDMENT AND THE BACKGROUND OF THIS TRANSACTION.

ADDITIONAL INFORMATION

If you have any questions about the actions described above, you may contact the Company at 1175 Osage, Suite 204, Denver, CO 80204. We are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance with the requirements thereof, file reports, proxy statements and other information with the Securities and Exchange Commission (“SEC”). Copies of these reports, proxy statements and other information can be obtained at the SEC’s public reference facilities at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Additionally, these filings may be viewed at the SEC’s website at http://www.sec.gov.

On August 31, 2010, we filed our annual report on Form 10-K for the fiscal year ended May 31, 2010 with the SEC. Copies of the annual report on Form 10-K (except for certain exhibits thereto), may be obtained, free of charge, upon written request by any shareholder to the Company at 1175 Osage, Suite 204, Denver, CO 80204.  Copies of all exhibits to the annual reports on Form 10-K are available upon a similar request, subject to payment of a $.50 per page charge to reimburse us for expenses in supplying any exhibit.

Exhibits

1.

Amendment to the Articles of Incorporation of Knight Capital Corp.

By Order of the Board of Directors,

/s/ Jay Lutsky
Jay Lutsky, CEO

March 30, 2011

EXHIBIT